                                                                    Exhibit 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 24, 2006, in the Registration Statement (Form F-1) and related Prospectus of WNS (Holdings) Limited dated July 3, 2006.



                                                       Ernst & Young


Mumbai, India
July 3, 2006